UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

General Cannabis Corp., a Colorado corporation (the “Company”), entered into a letter agreement on January 5, 2018, with Infinity Capital, LLC (“Infinity”) pursuant to which the parties amended the second amended and restated senior secured note dated December 31, 2017, issued by the Company to Infinity in the principal amount of $1,370,126 (the “Note”). Pursuant to the letter agreement, the parties amended the Note to provide that (i) the Company shall pay Infinity on January 5, 2018 the outstanding accrued interest on the Note as of December 31, 2017, in the amount of $68,506, and beginning effective February 15, 2018, the Company will pay Infinity on the 15th calendar day of each month the interest that accrued on the Note during the immediately preceding month; and (ii) Section 2(c) of the Note, which requires that the Company use the proceeds from any capital raises exceeding $750,000 to pay any outstanding principal and interest due under the Note, shall no longer be applicable.

The description of the letter agreement in this Current Report on Form 8-K is a summary only and is subject to, and qualified in its entirety by, the terms of the letter agreement, a copy of which is attached hereto Exhibit 10.1 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On January 3, 2018, the Company paid off the full balance of $1,621,250 with respect to the Company’s 12% notes due September 21, 2018 (the “12% Notes”). The 12% Notes were issued pursuant to a promissory note and warrant purchase agreement with certain accredited investors dated September 21, 2016.

Item 7.01	Regulation FD Disclosure.

On January 4, 2018, the Company issued a press release announcing the paydown of the full balance of its 12% Notes. The text of the press release is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Letter agreement dated January 5, 2018, by and between the Company and Infinity Capital.
99.1	Press release dated January 4, 2018 regarding the debt paydown of the 12% Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 8, 2018

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter agreement dated January 5, 2018, by and between the Company and Infinity Capital.
99.1	Press release dated January 4, 2018 regarding the debt paydown of the 12% Notes.